Exhibit 99.3
Fourth Quarter 2007 Earnings Release & 2008 Earnings Guidance February 1, 2008

Agenda Fourth Quarter 2007 Earnings Release Introduction and Overview Chuck Raymond - Chairman, President & Chief Executive Officer, Horizon Lines, Inc. Shipping Review John Keenan - President & Chief Operating Officer, Horizon Lines, LLC Financial Review Mark Urbania - Executive Vice President & Chief Financial Officer, Horizon Lines, Inc. 2008 Earnings Guidance Shipping Outlook John Keenan - President & Chief Operating Officer, Horizon Lines, LLC Logistics Outlook Brian Taylor - President & Chief Operating Officer, Horizon Logistics, LLC Financial Outlook Mark Urbania - Executive Vice President & Chief Financial Officer, Horizon Lines, Inc. Questions and Answers

Forward-Looking Statements Risks, Uncertainties, Other Factors with Respect to "Forward-Looking Statements": Certain statements contained in this presentation constitute "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements that are not of historical fact constitute "forward-looking statements" and, accordingly, involve estimates, assumptions, judgments and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those addressed in the "forward-looking statements". Such factors are detailed in the Horizon Lines, Inc.'s Form 10-K and Form 10-Q filed with the Securities and Exchange Commission on March 2, 2007 and October 26, 2007, respectively.

Fourth Quarter 2007 Earnings Release Chuck Raymond Chairman, President & Chief Executive Officer Introduction and Overview

4th Quarter 2007 - Highlights 4th Quarter Guidance - Met EBITDA, EPS and Free Cash Flow guidance Revenue Growth - Predominantly through unit revenue growth and acquisitions Aggressive Cost Controls - EDGE savings ahead of plan Share Repurchase Program - Commenced in November 2007 and completed in first quarter of 2008 Lowe's 2007 Platinum Carrier Award - Exceptional service for second consecutive year

Poised for performance 2008 & beyond OPERATIONS Terminal improvements Greater capacity EDGE Equipment upgrade SHAREHOLDER VALUE EXPANSION Logistics Coastwise service Acquisitions 2008 EPS midpoint guidance up 57% over 2007 Capital structure improvements Share repurchase program Superior Operations and Business Expansion Drive Exceptional Shareholder Value

Fourth Quarter 2007 Earnings Release John Keenan President and Chief Operating Officer, Horizon Lines, LLC Shipping Review

Volume & Rate Update - 4th Quarter 1.3% Alaska volume growth - Construction and Seafood Hawaii volume favorable - Military and Retail mix upgrade Guam volume soft - Saipan garment factory closings Puerto Rico volume reflects soft market 2006 2007 East 72253 71329 2006 2007 East 3525 3763 6.8% Unit revenue - Improvement across All Tradelanes Rate improvement - Contract renewals and tariff increases Cargo mix success - Refrigerated, military, pharmaceutical and others

Fleet Enhancement Vessel Deployments Successfully Completed Two younger and larger vessels now positioned in Puerto Rico Tradelane Additional and more flexible capacity Added refrigerated cargo capacity Minimal operating cost impact Positioned to capture a market rebound in Puerto Rico Positioned to capture a market rebound in Puerto Rico Positioned to capture a market rebound in Puerto Rico Positioned to capture a market rebound in Puerto Rico Positioned to capture a market rebound in Puerto Rico Positioned to capture a market rebound in Puerto Rico Positioned to capture a market rebound in Puerto Rico Positioned to capture a market rebound in Puerto Rico

2006 2007 Utilization 0.89 0.88 Vessel Performance - 4th Quarter 2006 2007 Vessl Avail 0.998 0.999 2006 2007 On-Time 0.8 0.83 (1) Based on comparable 2006 capacity; new TP1 provided 19.8% more capacity than 2006 and a Q407 utilization of 74.0% (1) ..1% 1.0% 3.0%

4th Quarter Awards / Recognition Lowe's 2007 Platinum Carrier Award for exceptional service Lowe's highest honor for transportation providers Horizon Lines delivered 99.9% on-time service USS AOTOS Mariners' Plaque Horizon Falcon crew awarded national recognition for bravery

Equipment Modernization 2003 2004 2005 2006 2007 Refrigerated 300 900 1200 0 1007 2005 2006 2007 Dry 1000 2800 1800 4Q07 Old 153 New 66 Investment in container fleet continued in 2007 Maintenance costs per load have improved significantly 4Q07 old 24 new 12 Old New Old New

Horizon EDGE Update Exceeded 2007 EDGE target of $13M 2007 KEY ACCOMPLISHMENTS Vessel Schedule Integrity Domestic & Off-Shore Ports Equipment (Local & Network) Inland & Logistics Sales & Marketing

Horizon EDGE Update 2008 FOCUS AREAS Vessel Schedule Integrity Domestic & Off-Shore Ports Equipment (Local & Network) Inland & Logistics Sales & Marketing Customer Service & Service Delivery Order to Cash Vessel Fuel, Overtime, Maintenance and Repair

Coastwise Service Developments Significant legislation passed $5 million in new funds for the Title XI shipbuilding program $100 million in loan guarantees for new ship construction Reforms to the Capital Construction Fund (CCF) regulations will now allow CCF vessels to operate in coastwise trade without incurring liquidated damages Pending legislation would provide harbor maintenance tax relief for shippers using coastwise trades

Fourth Quarter 2007 Earnings Release M. Mark Urbania Executive Vice President & Chief Financial Officer Financial Review

Operating Revenue 2006 2007 Fourth Quarter 287.5 316 2006 2007 East 1156.9 1206.5 ($ in Millions) 9.9% 4.3% Impressive ......

Operating Revenue Growth Revenue Growth ($ in Millions) Revenue Growth ($ in Millions) Revenue Growth ($ in Millions) Revenue Growth ($ in Millions) Fourth Quarter Year Cargo Mix and Rate Improvement $ 11.4 $ 51.6 Revenue from Acquisitions 12.2 19.9 Other / Non-Transportation Revenue 2.6 8.9 Fuel Recovery 5.7 6.2 Volume Shortfall (3.3) (37.0) Total Revenue Increase $ 28.6 $ 49.6

Adjusted Operating Income(1) 2006 2007 Fourth Quarter 22.9 20.5 2006 2007 East 98 95.2 ($ in Millions) (1) See reconciliation of Operating Income to Adjusted Operating Income on page 49. 10.5% 2.9%

2006 2007 East 38.9 35.9 Adjusted EBITDA(1) (1)See reconciliation of Net Income to EBITDA on page 51. 2006 2007 East 163.1 160.5 ($ in Millions) 7.7% 1.6%

Adjusted Net Income(1) 2006 2007 East 11.5 10.7 (1)See reconciliation of Net Income to Adjusted Net Income on page 50. 2006 2007 East 45 45.9 7.0% 2.0% ($ in Millions)

Adjusted Diluted EPS(1) 2006 2007 First Qtr 0.34 0.32 (1) See reconciliations on pages 47 and 48. 2006 2007 East 1.33 1.36 ($) 5.9% 2.3%

Free Cash Flow 2007 Adjusted EBITDA $ 160.5 Stock Compensation 3.8 Working Capital (14.8) Vessel Payments in Excess of Accrual (26.0) Bonus Payments in Excess of Accrual (10.5) TP1 Related Costs (5.0) Capital Expenditures (31.4) Net Proceeds from Sale of Fixed Assets 3.2 Dry-dock Expenditures (21.4) Income Taxes (0.4) Interest, Net (31.3) Free Cash Flow, Excluding Acquisitions 26.7 Acquisitions (31.4) ($ in Millions)

Share Repurchase Program update Board of Directors authorized the purchase of up to $50 million of common stock on November 19, 2007 Took advantage of HRZ's current attractive valuation to complete the program from November 21, 2007 through January 31, 2008 Acquired ________ shares At an average price of $_____ per share Reduced shares outstanding __________

2007 Financial review Wrap up WRAP UP (language needed from Mark but as an example) Significant investments for the future Share repurchasing Refinancing Despite market softness we were able to maintain our profitability

2008 Earnings Guidance John Keenan President and Chief Operating Officer Horizon Lines, LLC Shipping Outlook

Alaska 2008 Economic Outlook Alaska Volume Growth of 3% GSP growth - 4.5% High oil prices buoy economy Job growth - 20th consecutive year Strong military sector Significant retail construction Tourism and population continue to grow

Hawaii 2008 Economic Outlook Hawaii Volume Growth of 1% GSP growth - 1% Unemployment - 4th lowest in US Visitor arrival growth - 1% Commercial construction offsets softening residential sector Federal spending per capita - 5th highest in US

Guam 2008 Economic Outlook Guam Volume Growth of 5% 10-year military spending of $15 billion is underway Tourism growth continues Saipan garment factory closings

Puerto Rico Flat Volume GDP growth - 1% 2008 Elections Minimum wage increases by $2.10 (41%) from 2007- 2009 Investments continue in pharmaceuticals, biotech, information technology and aerospace industries - $4 billion announced Weak dollar supports international tourism Developing new industrial incentives law Puerto Rico 2008 Economic Outlook

2008 Capital Expenditures ($ in Millions) Vessel Regulatory and Operational Preservation Initiatives $ 4.2 San Juan Terminal Improvement 5.1 Honolulu Terminal Upgrade 1.2 Other Terminal Infrastructure and Equipment 7.0 Information Technology 3.1 Total $ 20.6

2008 Dry-Dock Cash Expenditures Year Dry-Dockings Cash 2006 5 $16,813 2007 9 $21,414 2008 2 $15,800 ($ in Thousands)

2008 Earnings Guidance Brian Taylor President and Chief Operating Officer, Horizon Logistics, LLC Logistics Outlook

Key Recent Industry Trends in the Logistics Sector Source: Armstrong & Associates ($ in billions) U.S. OUTSOURCED LOGISTICS MARKET SEGMENTS TOTAL U.S. LOGISTICS MARKET Market Size: $809 billion Market Size: $114 billion U.S. OUTSOURCED LOGISTICS MARKET GROWTH Warehousing Dedicated Contract Cartage 3PL Software 1996 - 2006 CAGR: 14%

Liner Customers Aero Leads Ship-My Web Products Aero Logistics Horizon Logistics HL Ent. Aero Tech Liner Enterprise Sales Manages Complex Logistics Offering One Company - Two Sales Channels Potential Niche Sales Solutions Targeted Market Verticals Truck Brokerage LTL, Warehousing Highly focused In-depth industry knowledge High value, quick to market Above average margin Warehousing & LTL Higher revenue, lower margin Longer sales cycle Multiple service offerings Typically existing Liner customers

Where are We Today? Aero Logistics fully integrated Bolstered Aero Logistics sales organization Established new truck brokerage unit Enhancing Horizon Logistics technology Realigned Horizon Services Group sales to focus on logistics solutions

Moving Forward Renowned for responsiveness and innovation Domestic transportation International air/ocean opportunities Unique customer solutions Highest quality service

2008 Core Services Expedited services Domestic truck brokerage Truck & warehouse distribution Domestic LTL brokerage service Mexico Logistics technology International airfreight

2008 Logistics Plan Inland Transportation Aero Logistics SeaLogix Horizon Services Group Eliminations Total Revenue $ 151 $ 43 $ 35 $ 16 $ (184) $ 61 Operating Costs 151 38 36 16 (184) 57 EBITDA $ -- $ 5 $ (1) $ -- $ -- $ 4 ($ in Millions) 2008 Projections

2008 Earnings Guidance M. Mark Urbania Executive Vice President and Chief Financial Officer Financial Outlook

2008 Financial Guidance ($ in Millions except EPS) Feb 08 Nov 07 Revenue $1,345 - $1,365 $1,360 - $1,380 EBITDA $ 175 - $ 185 $ 175 - $ 185 Diluted EPS $ 2.01 - $ 2.26 $ 1.94 - $ 2.18 Free Cash Flow $ 115 - $ 125 $ 115 - $ 125

2008 Earnings Guidance Segment Breakdown(1) Segment Breakdown(1) Segment Breakdown(1) Segment Breakdown(1) Segment Breakdown(1) Segment Breakdown(1) Segment Breakdown(1) Segment Breakdown(1) Liner Logistics Elimination / Other Consolidated Revenue $ 1,294 $ 245 $ (184) $ 1,355 EBITDA $ 176 $ 4 $ -- $ 180 ($ in Millions) (1) Based on midpoint of guidance.

2008 Budget Major Assumptions Feb 08 Nov 07 Volume Change Alaska 3% 5% Hawaii 1% 2% Guam 5% 9% Puerto Rico -- 2% Total 1.5% 3% Rate Increase 2.6% 3.0%

2008 Revenue Bridge 2007 Actual Revenue $ 1,207 Container Volume Increase 15 Rate Increases 30 Fuel Surcharges 40 Acquisitions 44 Other Non-Transportation Services 19 2008 Revenue Guidance Midpoint $ 1,355 ($ in Millions)

EBITDA Guidance Bridge 2008 EBITDA Original Guidance $175.0 - $185.0 Revenue Reductions Reduced Margin from Lower Volumes (8.3) Reduced Margin from Lower Rates (1.5) Operational Cost Reductions Vessel 0.8 Fuel Expense 3.3 Overhead Cost Reductions Bonus Accrual 2.9 Overhead Expenses 2.8 2008 EBITDA Revised Guidance $175.0 - $185.0 ($ in Millions)

2008 EBITDA Bridge 2007 Actual EBITDA $ 160.5 Revenue Margin Increase 33.1 Increase in Vessel Operating Leases (8.1) Acquisitions 4.4 EDGE Benefits 12.9 Terminal/Rail/Truck Increases (13.0) Bonus Accrual (8.6) Other (1.2) 2008 EBITDA Guidance Midpoint $ 180.0 ($ in Millions)

2008 Free Cash Flow Projection EBITDA - Midpoint $180.0 Stock Based Compensation 6.5 Working Capital (5.6) Vessel Payments in Excess of Accrual (4.9) Bonus Accrual in Excess of Payments 8.6 Capital Expenditures (20.6) Net Proceeds from Sale of Fixed Assets 3.0 Dry-dock Expenditures (15.8) Income Taxes (1.1) Interest (30.1) Free Cash Flow - Midpoint $120.0 ($ in Millions)

2008 Financial Outlook Wrap up WRAP UP (Content needed from Mark Urbania)

Financial Appendix

Income Statement Summary - 4th Quarter Actual Actual Actual Adjusted(1) Adjusted(1) Adjusted(1) Quarter Ended Dec 23, 2007 Quarter Ended Dec 24, 2006 Quarter Ended Dec 23, 2007 Quarter Ended Dec 24, 2006 Operating Revenue $ 316.0 $ 287.5 $ 316.0 $ 287.5 Operating Expense 295.5 265.0 295.5 264.6 Operating Income 20.5 22.5 20.5 22.9 Other Expense 8.7 12.9 8.7 12.3 Pretax Income 11.8 9.6 11.8 10.6 Income Tax (Benefit) Expense 1.1 (1.0) 1.1 (0.9) Net Income $ 10.7 $ 10.6 $ 10.7 $ 11.5 Earnings Per Share - Basic $ 0.33 $ 0.32 $ 0.33 $ 0.34 Earnings Per Share - Diluted $ 0.32 $ 0.31 $ 0.32 $ 0.34 Shares Outstanding - Basic 32,505,767 33,572,830 32,505,767 33,572,830 Shares Outstanding - Diluted 33,095,102 34,129,938 33,095,102 34,129,938 EBITDA $ 35.9 $ 37.9 $ 35.9 $ 38.9 Operating Ratio 93.5% 92.2% 93.5% 92.0% (1) Adjusted to exclude non-recurring loss on extinguishment of debt, secondary offering expenses, and to retroactively apply tonnage tax. ($ in Millions, Except per Share Amounts)

Income Statement Summary - Year Actual Actual Actual Adjusted(1) Adjusted(1) Adjusted(1) Year Ended Dec 23, 2007 Year Ended Dec 24, 2006 Year Ended Dec 23, 2007 Year Ended Dec 24, 2006 Operating Revenue $ 1,206.5 $ 1,156.9 $ 1,206.5 $ 1,156.9 Operating Expense 1,111.3 1,060.9 1,111.3 1,058.9 Operating Income 95.2 96.0 95.2 98.0 Other Expense 80.3 49.0 41.8 48.4 Pretax Income 14.9 47.0 53.4 49.6 Income Tax (Benefit) Expense (14.0) (25.4) 7.5 4.6 Net Income $ 28.9 $ 72.4 $ 45.9 $ 45.0 Earnings Per Share - Basic $ 0.87 $ 2.16 $ 1.38 $ 1.34 Earnings Per Share - Diluted $ 0.85 $ 2.14 $ 1.36 $ 1.33 Shares Outstanding - Basic 33,220,994 33,551,335 33,220,994 33,551,335 Shares Outstanding - Diluted 33,859,183 33,772,341 33,859,183 33,772,341 EBITDA $ 121.9 $ 160.5 $ 160.5 $ 163.1 Operating Ratio 92.1% 91.7% 92.1% 91.5% (1) Adjusted to exclude non-recurring loss on extinguishment of debt, secondary offering expenses, to retroactively apply tonnage tax, and to remove benefits associated with revaluation of deferred taxes. ($ in Millions, Except per Share Amounts)

Adjusted Operating Income Results Quarter Ended Dec 23, 2007 Quarter Ended Dec 24, 2006 Year Ended Dec 23, 2007 Year Ended Dec 24, 2006 Operating Income $ 20.5 $ 22.5 $ 95.2 $ 96.0 Adjustments: Transaction Related Expense -- 0.4 -- 2.0 Total Adjustments -- 0.4 -- 2.0 Adjusted Operating Income(1) $ 20.5 $ 22.9 $ 95.2 $ 98.0 (1) Adjusted to exclude non-recurring secondary offering expenses. ($ in Millions)

Adjusted Net Income Results Quarter Ended Dec 23, 2007 Quarter Ended Dec 24, 2006 Year Ended Dec 23, 2007 Year Ended Dec 24, 2006 Net Income $ 10.7 $ 10.6 $ 28.9 $ 72.4 Adjustments: Loss on Extinguishment of Debt -- 0.6 38.6 0.6 Transaction Related Expense -- 0.4 -- 2.0 Tax Impact of Adjustments -- (0.1) (14.2) (0.2) Tonnage Tax Adjustments -- -- (7.4) (29.8) Total Adjustments -- 0.9 17.0 (27.4) Adjusted Net Income(1) $ 10.7 $ 11.5 $ 45.9 $ 45.0 (1) Adjusted to exclude non-recurring loss on extinguishment of debt, secondary offering expenses, and to remove revaluation of deferred taxes. ($ in Millions)

Net Income / EBITDA Reconciliation Quarter Ended Dec 23, 2007 Quarter Ended Dec 24, 2006 Year Ended Dec 23, 2007 Year Ended Dec 24, 2006 Net Income $ 10.7 $ 10.6 $ 28.9 $ 72.4 Interest Expense, Net 8.7 12.3 41.7 48.6 Tax Expense (Benefit) 1.1 (1.0) (14.0) (25.4) Depreciation and Amortization 15.4 16.0 65.3 64.9 EBITDA 35.9 37.9 121.9 160.5 Loss on Extinguishment of Debt -- 0.6 38.6 0.6 Transaction Related Expense -- 0.4 -- 2.0 Adjusted EBITDA $ 35.9 $ 38.9 $ 160.5 $ 163.1 ($ in Millions) Note: EBITDA is defined as net income plus net interest expense, income taxes, depreciation and amortization. We believe that EBITDA is a meaningful measure for investors as (i) EBITDA is a component of the measure used by our board of directors and management team to evaluate our operating performance, (ii) the senior credit facility contains covenants that require Horizon Lines, Inc. to maintain certain interest expense coverage and leverage ratios, which contain EBITDA and (iii) EBITDA is a measure used by our management team to make day-to-day operating decisions.

2008 Net Income to EBITDA Reconciliation ($ in Millions) Year Ended December 21, 2008 Net Income $ 62.2 - $ 70.2 Interest Expense, Net 34.0 Tax Expense (Benefit) 15.6 - 17.6 Depreciation and Amortization 63.2 EBITDA $ 175.0 - $ 185.0

Fourth Quarter 2007 Earnings Release & 2008 Earnings Guidance Questions & Answers